SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:
      [ ]  Preliminary Proxy Statement
      [ ]  Confidential, For Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12
--------------------------------------------------------------------------------
                        THE GLOBAL HEALTH SCIENCES FUND
               (Name of Registrant as Specified In Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
      [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
      [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

           1)  Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------

           2)  Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               ----------------------------------------------------------------

           4)  Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------

           5)  Total fee paid:

               ----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

           --------------------------------------------------------------------

     2)    Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------

     3)    Filing Party:

           --------------------------------------------------------------------

     4)    Date Filed:

           --------------------------------------------------------------------

March 22, 1996



Dear Global Health Sciences Fund Shareholder:

We are pleased to enclose the Proxy Statement for the April 30, 1996 annual shareholders' meeting of your Fund. Please take the time to read the accompanying Proxy Statement and cast your vote, since the matters we are submitting for your consideration are important to the Fund and to you as a shareholder. Your vote is important.

We are requesting action on two proposals:

      1. Election of Three Trustees: Fund management proposes that Charles W. Brady, Fred A. Deering and A. D. Frazier, Jr. be reelected as Class A trustees.

      2. Ratification of Appointment of Price Waterhouse LLP as the Fund's Independent Accountants: Fund management proposes that Price Waterhouse LLP continue to be retained as the Fund's independent accountants.

We appreciate your thoughtful consideration of these issues and ask that you vote promptly. If we do not receive sufficient votes to approve these proposals, it may necessitate a further mailing or a telephone canvass. Thank you.

                                Sincerely,

                                /s/ R. Dalton Sim
                                --------------------------------
                                R. Dalton Sim
                                President
                                The Global Health Sciences Fund

                         THE GLOBAL HEALTH SCIENCES FUND
                             7800 East Union Avenue
                             Denver, Colorado 80237

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 1996


      Notice is hereby given that an annual meeting of shareholders (the "Meeting") of The Global Health Sciences Fund (the "Fund") will be held at the Grand Hotel, 75 14th Street, Atlanta, Georgia 30309 on Tuesday, April 30, 1996, at 3:00 p.m., Eastern Time, for the following purposes:

1. To elect three trustees to serve as the Class A trustees of the Fund until the annual meeting of shareholders in 1999 and until their successors are elected and qualified;

2. To ratify or reject the selection by the Fund's trustees of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1996; and

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      The trustees of the Fund have fixed the close of business on March 18, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

      A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237. A copy of this list also will be available at the Meeting.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the trustees of the Fund.

                                    IMPORTANT

      Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting. The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Fund, at shareholders' expense, will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of trustees and approve Proposal (2). Your vote, then, could be critical in allowing the Fund to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation will be appreciated.

                                   By Order of the Trustees,

                                   /s/ Glen A. Payne
                                   -------------------------
                                   Glen A. Payne
                                   Secretary


Denver, Colorado
Dated:  March 22, 1996

                         THE GLOBAL HEALTH SCIENCES FUND
                             7800 East Union Avenue
                             Denver, Colorado 80237

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 30, 1996

                                  INTRODUCTION

       The enclosed proxy is being solicited by the trustees of The Global Health Sciences Fund (the "Fund"), for use in connection with the annual meeting of shareholders (the "Meeting") to be held at 3:00 p.m., Eastern Time, on Tuesday, April 30, 1996, at the Grand Hotel, 75 14th Street, Atlanta, Georgia 30309, and at any adjournment thereof for the purposes set forth in the foregoing notice. An Annual Report, including financial statements for the Fund for the fiscal year ended October 31, 1995, is available without charge upon request by calling 800-528-8765 or writing the Fund at P.O. Box 173711, Denver, CO 80217-3711. The approximate mailing date of proxies and this Proxy Statement is March 22, 1996.

       If the enclosed proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for trustee hereinafter listed and FOR Proposal (2). A majority of the shares of the Fund entitled to vote, represented in person or by proxy, shall constitute a quorum at the Meeting. If a quorum is present, the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote shall determine the election of trustees and Proposal (2).

       Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention on a particular vote by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote, because in order to be approved, the proposals require the affirmative vote of a majority of the shares represented at the Meeting (including abstaining shares). Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary proxy, or if the broker or other fiduciary votes the shares pursuant to applicable stock exchange rules granting the broker or fiduciary the discretion to vote the beneficial owner's shares on one or more of the issues before the Meeting. Where the broker or fiduciary has no discretion to vote the shares as to one or more issues before the Meeting, and does not receive a proxy from the beneficial owner, the shares will not be voted on such issues, and will not count for or against such issues.

       Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Fund at Post Office Box 173711, Denver, Colorado 80217-3711, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

       Shareholders of the Fund of record at the close of business on March 18, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, 20,507,200 shares of the Fund's shares of beneficial interest, $.01 par value per share, were outstanding.

       There were no persons known to own beneficially 5% or more of the outstanding shares of the Fund on the Record Date. As of such date, the trustees and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund.

       In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Fund, and by officers and employees of INVESCO Trust Company ("INVESCO"), the investment adviser to the Fund, personally or by telephone or telegraph, without special compensation. All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies will be paid by the Fund.

       The trustees may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the specified number of trustees and approve Proposal (2). An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of the proposal, and will vote against adjournment those shares required to be voted against the proposal. For purposes of voting on an adjournment, a proxy marked in favor of at least one of the three nominees for trustee will be treated as a vote in favor of Proposal
(1).

PROPOSAL 1:   ELECTION OF TRUSTEES OF THE FUND

     The Fund currently has seven trustees, divided into three classes, with three trustees in Class A, two trustees in Class B and two trustees in Class C. Class A trustees' terms will expire at the Meeting to be held on April 30, 1996; Class B trustees' terms will expire at the annual meeting of shareholders to be held in 1998; and Class C trustees' terms will expire at the annual meeting of shareholders to be held in 1997.

     At the Meeting, the Class A trustees are to be elected to hold office until the 1999 annual meeting of shareholders and until their successors are elected and qualified. All three of the nominees, Charles W. Brady, Fred A. Deering and
A. D. Frazier, Jr., have consented to serve, if reelected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable to serve, the proxy will be voted for a substitute nominee proposed by the present trustees.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS VOTE TO REELECT MESSRS. BRADY, DEERING AND FRAZIER AS TRUSTEES OF THE FUND.

     Information concerning the trustees of the Fund is set forth below.

                                                                                               No. of Fund Shares
                                                                                               Beneficially Owned
                                                                                               Directly or
                         Principal Occupation During Past                       Trustee        Indirectly on
Name and Address         Five Years and Other Affiliations*                     Since          March 18, 1996+
----------------         ----------------------------------                     -------        ------------------
Class A
Charles W. Brady++       Chief Executive Officer an Director of INVESCO         1991                   0
1315 Peachtree Street,   PLC (financial Services holding company), London,
N.E.                     England, and of various subsidiaries thereof;
Atlanta, GA  30309       Chairman of the Board of the Fund, the INVESCO
                         Funds, INVESCO Advisor Funds, Inc., and INVESCO
                         Treasurer's Series Trust (registered open-end
                         management investment companies). Age 60.

Fred A. Deering#         Vice Chairman of the Board of the INVESCO Funds,       1992                17.897
Security Life Center     INVESCO Advisor Funds, Inc., and INVESCO Treasurer's
1290 Broadway            Series Trust; Formerly, Chairman of the Executive
Denver, CO 80203         Committee and Chairman of the Board of Directors
                         of Security Life of Denver Insurance Company,
                         Denver, Colorado; Director of ING America Life
                         Insurance Company, Urbaine Life Insurance Company
                         and Midwestern United Life Insurance Company. Age 68.





A. D. Frazier, Jr.#      Chief Operating Officer of the Atlanta Committee       1994                    0
250 Williams Street      for the Olympic Games.  From 1982 to 1991, Mr.
Suite 6000               Frazier was employed in various capacities by
Atlanta, GA  30303       First Chicago Bank, most recently as Executive
                         Vice President of the North American Banking
                         Group. Director of the INVESCO Funds, INVESCO
                         Advisor Funds, Inc., Charter Medical Corp. and
                         Magellan Health Services, Inc. Trustee of INVESCO
                         Treasurer's Series Trust.  Age 51.

Class B
Dan J. Hesser++          President and Director of the INVESCO Funds;           1991                    0
7800 East Union Avenue   Chairman of the Board, President and Chief
Suite 800                Executive Officer of INVESCO Funds Group, Inc.
Denver, CO  80237        and Director of INVESCO Trust Company.  Age 56.


Larry Soll, Ph.D.#       Retired.  Formerly, Chairman of the Board (1987        1991                7,000.000
623 Westside Road        to 1994), Chief Executive Officer (1982 to 1989;
Friday Harbor, WA 98250  1993 to 1994) and President (1982 to 1989) of
                         Synergen Corp. (a biotechnology company), Boulder,
                         Colorado. Director of Synergen since its incorpora-
                         tion in 1982. Director of ISIS Pharmaceuticals, Inc.
                         and Immulogic Pharmaceutical Corp. Age 53.

Class C
R. Dalton Sim++          President of the Fund; Chairman of the Board (since    1991                1,000.000
7800 East Union Avenue   March 1993) and President (since January 1991) of
Suite 800                INVESCO Trust Company; Director since June 1987 and,
Denver, CO 80237         and, formerly, Executive Vice President and Chief
                         Investment Officer (June 1987 to January 1991) of
                         INVESCO Funds Group, Inc. Director of the INVESCO
                         Funds. Age 56.

John W. McIntyre#        Retired.  Formerly, Vice Chairman of the Board of      1991                7,874.040
7 Piedmont Center,       Directors of The Citizens and Southern Corporation
Suite 100                and Chairman of the Board and Chief Executive
Atlanta, GA  30305       Officer of The Citizens and Southern Georgia Corp.
                         and Citizens and Southern National Bank.  Director
                         of the INVESCO Funds, INVESCO Advisor Funds, Inc.
                         and Golden Poultry Co. Inc. Trustee of INVESCO
                         Treasurer's Series Trust and Gables Residential
                         Trust. Age 65.

All trustees and executive officers as a group                                                    15,891.937




     * As used in this Proxy Statement, the term "INVESCO Funds" refers to the 14 mutual funds, consisting of 39 separate portfolios, managed and distributed by INVESCO Funds Group, Inc. ("IFG"). INVESCO, the adviser to the Fund, serves as sub-adviser to 27 of these portfolios.

     # Member of the audit committee.

     + As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have sole voting and investment power with respect to their respective Fund shares.

     ++ Because of his affiliation with INVESCO, the Fund's investment adviser, or companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The only committee of the trustees is the audit committee. The Fund does not have a compensation committee or a nominating committee. The audit committee, consisting of four independent trustees, meets periodically with the Fund's independent accountants and the executive officers of the Fund. This committee reviews the accounting principles being applied by the Fund in financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants, and the related fees. All of the recommendations of the audit committee are reported to the trustees. During the year ended October 31, 1995, the trustees met four times and the audit committee met two times. With the exception of Mr. Frazier, who missed one trustee meeting and an audit committee meeting held on the same day, each trustee attended seventy-five percent or more of the total meetings of the trustees and the committees of the trustees on which he served that were held during the year.

Trustee Compensation

     The following table sets forth, for the fiscal year ended October 31, 1995, the compensation paid by the Fund to its four independent trustees for services rendered in their capacities as trustees of the Fund. In addition, the following table sets forth the total compensation paid by the Fund, the INVESCO Funds, INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust (collectively, the "INVESCO Complex") (48 funds in total) to these trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 1995.

                                                     Total Compensation
                       Aggregate Compensation           From INVESCO
Name of Person               From Fund            Complex Paid To Trustees
--------------         ----------------------     ------------------------

Fred A. Deering              $11,000                    $ 87,350

A.D. Frazier, Jr.             10,000                      63,500

John W. McIntyre              11,000                      67,850

Larry Soll, Ph.D.             11,000                      11,000

Total                        $43,000                    $229,700

% of Net Assets              0.0113%1                    0.0017%2

     1Total as a percentage of the Fund's net assets as of October 31, 1995.

     2Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1995.

     Messrs. Brady, Hesser and Sim, as "interested persons" of the Fund and of the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any trustee's fees or other compensation from the Fund or the other funds in the INVESCO Complex for their service as directors or trustees.

      The Fund has no stock option or pension or retirement plans for management or other personnel, and pays no compensation to any of its officers.

      The Fund's officers and trustees, persons who are beneficial owners of more than 10% of the Fund's shares, and certain persons affiliated with INVESCO are required to file reports of their holdings and transactions in the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange, and to furnish the Fund with copies of those reports. Based solely upon its review of the copies it has received and upon written representations it has obtained from these persons, the Fund believes that during the fiscal year ended October 31, 1995, these persons have complied with all such filing requirements.

Information Concerning INVESCO

      INVESCO, a Colorado trust company incorporated in 1969, serves as sub-adviser or adviser to a total of 41 portfolios, including the Fund. These funds had aggregate assets of approximately $11 billion as of December 31, 1995.

In addition, INVESCO provides investment management services to private clients, including employee benefit plans which may be invested in a collective trust sponsored by INVESCO. INVESCO also acts as custodian for numerous IRA and other retirement plan accounts invested in the INVESCO Funds. INVESCO is a wholly-owned subsidiary of IFG, which is an indirect wholly-owned subsidiary of INVESCO PLC, a United Kingdom corporation.

      Three of the trustees of the Fund are affiliated with INVESCO. Charles W. Brady, chairman of the Fund since 1991, is chairman and chief executive officer of INVESCO PLC and a director of various subsidiaries thereof. Dan J. Hesser, trustee of the Fund since 1991, is chairman, president and chief executive officer of IFG and a director of INVESCO. R. Dalton Sim, president (since 1994), vice president (1991 to 1994) and trustee (since 1991) of the Fund, is chairman, president and chief executive officer of INVESCO. Other officers of the Fund who are also officers of INVESCO are: John Schroer, 30 years of age, vice president and portfolio manager (since 1996) of the Fund and vice president (since 1995) and portfolio manager (since 1993) of INVESCO (formerly, assistant vice president of Trust Company of the West, 1990 to 1993); Ronald L. Grooms, 49 years of age, treasurer of the Fund since 1991 and senior vice president and treasurer of IFG and INVESCO; and Glen A. Payne, 48 years of age, secretary of the Fund since 1991 and senior vice president, general counsel, and secretary of IFG and INVESCO. The address of each of the foregoing officers and directors of INVESCO is 7800 East Union Avenue, Denver, Colorado 80237. In addition, C. William Maher, 35 years of age, has been assistant treasurer of the Fund since 1992 and is first vice president and manager of the Funds Administration Division of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the Fund's administrator, and assistant treasurer of the PaineWebber mutual funds. The offices of Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. At their meeting held on February 14, 1996, the trustees of the Fund selected INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado 80237, to succeed Mitchell Hutchins as the Fund's administrator. IFG is expected to assume this responsiblity, as well as responsibility for certain accounting and financial reporting services currently performed for the Fund by State Street Bank and Trust Company in May 1996.

PROPOSAL  2:   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Fund for the year ending October 31, 1996, subject to ratification by the Fund's shareholders. This firm has no direct financial interest or material indirect financial interest in the Fund. Representatives of this firm are not expected to attend the Meeting.

      The following summarizes Price Waterhouse LLP's audit services for the fiscal year ended October 31, 1995: audit of annual financial statements; preparation of the Fund's federal and state income tax returns; preparation of the Fund's federal excise tax return, consultation with the Fund's audit committee; and routine consultation on financial accounting and reporting matters.

      The trustees authorized all services performed by Price Waterhouse LLP. In addition, the trustees annually review the scope of services to be provided by Price Waterhouse LLP and consider the effect, if any, that performance of any non-audit services might have on audit independence.

      An audit committee, consisting of four independent trustees, meets periodically with the Fund's independent accountants to review accounting and reporting requirements.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2.

                                 OTHER BUSINESS

      The management of the Fund has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders which may be properly included in the proxy solicitation material for the 1997 annual meeting of the shareholders of the Fund must be received by the Secretary of the Fund, 7800 East Union Avenue, Denver, Colorado 80237, no later than November 22, 1996.

                              By Order of the Trustees,

                              /s/ Glen A. Payne
                              ------------------------
                              Glen A. Payne
                              Secretary

March 22, 1996

                         THE GLOBAL HEALTH SCIENCES FUND
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 1996
                This Proxy is solicited on Behalf of the Trustees

The undersigned hereby appoints R. Dalton Sim and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the shareholders of The Global Health Sciences Fund (the "Fund"), to be held at the Grand Hotel, 75 14th Street, Atlanta, Georgia 30309, on Tuesday, April 30, 1996, at 3:00 p.m. (Eastern Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the notice of annual meeting and proxy statement, dated March 22, 1996, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND FOR PROPOSAL 2.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side hereof. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     --------------------------------------

-------------------------------------     --------------------------------------

-------------------------------------     --------------------------------------

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE
                                                           With-      For all
                                                 For       hold       Except
1.)   Election of Three Trustees.               [     ]   [     ]     [    ]

      Class A:  Charles W. Brady, Fred A. Deering
                and A.D. Frazier, Jr.

      If you do not wish your shares voted "FOR" a particular nominee, mark the "For All
      Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                 For      Against    Abstain
2.)   Ratification of appointment of Price      [    ]    [     ]    [     ]
      Waterhouse LLP as the Fund's independent accountants.

      In their discretion, the Proxies are
      authorized to vote upon such other
      business as may properly come before
      the meeting or any adjournments thereof.

Please be sure to sign and date this Proxy.   Date:
                                                   -----------------------------

-------------------------------------     --------------------------------------
Shareholder sign here                     Co-owner sign here

Mark box at right if comments or address change          [  ]
have been noted on the reverse side of this card.

RECORD DATE SHARES: